SUPPLEMENT dated July 25, 1997

                              To the PROSPECTUS of

                    STANDISH INTERNATIONAL FIXED INCOME FUND
                        STANDISH GLOBAL FIXED INCOME FUND

                                Dated May 1, 1997


Management

        The following paragraph replaces the last paragraph on page 16 of the attached prospectus:

               The Global Fixed Income Portfolio's and the International Fixed Income Fund's co-portfolio managers are Richard S. Wood and W. Charles Cook II (since June 1997). Mr. Wood has been the portfolio manager of the Funds' portfolios since their inception and of the Portfolio's portfolio since the Global Fixed Income Fund's conversion to the master-feeder structure on May 3, 1996. During the past five years, Mr. Wood has served as a Vice President and a Managing Director (since 1995) of Standish, Executive Vice President of SIMCO, and President of the Trust and the Portfolio Trust (since 1996). During the past five years, Mr. Cook has served as a Vice President and Associate Director of Standish, a Vice President of SIMCO, and a Vice President of the Trust (since 1987) and the Portfolio Trust (since 1996). Prior to serving as co-portfolio manager of the Global Fixed Income Portfolio and the International Fixed Income Fund, Mr. Cook served as an analyst.



Fund Comparison Highlights, Investment Objectives and Policies, and Description of Securities and Related Risks

        Standish Global Fixed Income Portfolio and Standish International Fixed Income Fund may invest up to 15% and 10%, respectively, of their total assets in non-investment grade securities rated Ba or B by Moody's or BB or B by Standard & Poor's, Duff, Fitch or IBCA or, if not rated, determined by SIMCO to be of comparable credit quality. See "Investment Objectives and Policies" and "Description of Securities and Related Risks" in the attached prospectus and the Funds' statement of additional information for a further discussion of the risks associated with investing in non-investment grade securities. The Global Fixed Income Portfolio and the International Fixed Income Fund do not limit their investments in non- investment grade securities to those rated Ba by Moody's or BB by Standard & Poor's, Duff, Fitch or IBCA. Disclosure in the attached prospectus that is inconsistent with the foregoing is hereby superseded.